Exhibit 10.3

AMENDMENT NO. 3 TO AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
This Amendment No. 3 to Amended and Restated Five-Year Credit Agreement (this “Amendment”) is entered into as of November 6, 2018 by and among Cardinal Health, Inc., an Ohio corporation (the “Company”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    The Company, the Subsidiary Borrowers from time to time party thereto, the Administrative Agent and the Lenders are party to that certain Amended and Restated Five-Year Credit Agreement dated as of June 16, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Company, the Administrative Agent and the undersigned Lenders (constituting at least Required Lenders) wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.Amendment to Credit Agreement. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Amendment No. 3 Effective Date” means November 6, 2018.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

(b)A new Section 3.8 shall be inserted into the Credit Agreement shall be in appropriate numerical order and read as follows:

3.8 Beneficial Ownership Certification. As of the Amendment No. 3 Effective Date, to the best knowledge of the Borrowers, the information included in the Beneficial Ownership Certification provided on or prior to the Amendment No. 3 Effective Date to any Lender in connection with this Agreement (or any amendment thereof) is true and correct in all respects.
(c)Section 6.1(g) shall be amended and restated in its entirety as follows:

(g)    (x) such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation.

(d)Section 6.3 shall be amended and restated in its entirety as follows:

6.3    Notice of Default; Notice of Beneficial Ownership Changes. Promptly upon knowledge thereof by any officer of the Company, any Subsidiary Borrower or any Significant Subsidiary or by any treasury or finance department employee of the Company serving as the primary representative relating to the transactions contemplated by this Agreement, the Company will, and will cause each such Person to, give notice in writing to the Administrative Agent of the occurrence of (a) any Default or Unmatured Default for prompt delivery to the Lenders or (b) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.
(e)Section 6.12 shall be amended and restated in its entirety as follows:

6.12    Consolidated Leverage Ratio. The Company shall not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter of the Company (each such date, a “Test Date”) to be greater than the ratios set forth below opposite the applicable Test Dates; provided that if a Material Acquisition is consummated at any time after December 31, 2019, then, upon the written request of the Company given to the Administrative Agent within five (5) Business Days after such consummation (and including such details regarding such Material Acquisition as the Administrative Agent may reasonably request), solely for the first four Test Dates occurring on or after the date such Material Acquisition is consummated, in lieu of the foregoing, the Company shall not permit the Consolidated Leverage Ratio on any such Test Date to be greater than 0.50x more than the ratio that would otherwise be in effect on such Test Date as set forth below (each such period, a “Leverage Holiday”); and provided, further, if the Company requests a Leverage Holiday, then the Company shall not be permitted to request a subsequent Leverage Holiday until at least one full fiscal quarter has transpired thereafter where no Leverage Holiday was in effect at any time during such fiscal quarter.

Test Date	Consolidated Leverage Ratio
December 31, 2018	4.25:1.00
March 31, 2019	4.25:1.00
June 30, 2019	4.25:1.00
September 30, 2019	4.00:1.00
December 31, 2019	4.00:1.00
March 31, 2020	3.75:1.00
June 30, 2020	3.75:1.00
September 30, 2020 and the last day of each fiscal quarter occurring thereafter	3.25:1.00

2.Representations and Warranties of the Company. The Company represents and warrants that as of the Effective Date:

(a)the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar Laws affecting creditors’ rights generally;

(b)the representations and warranties contained in Article V of the Credit Agreement (other than Sections 5.5, 5.7 and 5.15) and in each other Loan Document are true and correct in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date; provided, further that, any representation and warranty that is qualified as to materiality, “Material Adverse Effect” or similar language is true and correct (after giving effect to any such qualification therein) in all respects; and

(c)there exists no Default or Unmatured Default, nor would a Default or Unmatured Default result from the execution and delivery of this Amendment.

3.Effective Date. This Amendment shall become effective on the date and at the time (the “Effective Date”) upon which all of the following conditions have been satisfied:

(a)the execution and delivery of this Amendment by the Company, the Administrative Agent and the Required Lenders;

(b)the Lenders, the Administrative Agent and the lead arrangers shall have received all fees required to be paid, and all reasonable expenses for which invoices have been presented by the Administrative Agent, on or before the Effective Date; and

(c)to the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Effective Date, any Lender that has requested, in a written notice to the Company at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Company shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (c) shall be deemed to be satisfied).

4.Reference to and Effect Upon the Credit Agreement; Other.

(a)Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall constitute a Loan Document.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in any other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.Costs and Expenses. The Company hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6.Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, including Section 5-1401 and Section 5-1402 of the general obligation law of the State of New York, without reference to any other conflicts of law principles thereof.

7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

CARDINAL HEALTH, INC., as Company

By:	/s/ Travis Leonard
Name:	Travis Leonard
Title:	Senior Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Eric B. Bergeson
Name:	Eric B. Bergeson
Title:	Authorized Officer

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

MUFG Bank, formerly known as The Bank of Tokyo-Mitsubishi, UFJ, Ltd., as a Lender

By:	/s/ Kevin Wood
Name:	Kevin Wood
Title:	Director

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Associate

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

HSBC Bank USA, National Association, as a Lender

By:	/s/ Ian Stewart
Name:	Ian Stewart
Title:	Managing Director

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Gilroy D'Souza
Name:	Gilroy D'Souza
Title:	Authorized Signatory

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Andrea S. Chen
Name:	Andrea S. Chen
Title:	Managing Director

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Priedeman
Name:	Thomas Priedeman
Title:	Vice President

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Mark Koneval
Name:	Mark Koneval
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Execution Head & Director

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

The Huntington National Bank, as a Lender

By:	/s/ Dan Swanson
Name:	Dan Swanson
Title:	Vice President

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas H. Klamfoth
Name:	Douglas H. Klamfoth
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

Standard Chartered Bank, as a Lender

By:	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director
Standard Chartered Bank

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Philip VanFossan
Name:	Philip VanFossan
Title:	Vice President

[Signature Page to Amendment No. 3 to Amended and Restated Five-Year Credit Agreement]